EXHIBIT 24




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of ELECTRIC LIGHTWAVE, INC., (the "Company") constitutes and appoints, jointly and severally, for him, in any and all capacities, the one or more
Registration Statements on the Form S-8 of the Company, and any and all amendments to said Form S-8, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.




                                                                 /s/ Leonard Tow
                                                                 _______________

                                                                     Leonard Tow







June 3, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of ELECTRIC LIGHTWAVE, INC., (the "Company") constitutes and appoints, jointly and severally, for him, in any and all capacities, the one or more
Registration Statements on the Form S-8 of the Company, and any and all amendments to said Form S-8, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.




                                                           /s/ Daryl A. Ferguson
                                                           _____________________

                                                               Daryl A. Ferguson







June 3, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of ELECTRIC LIGHTWAVE, INC., (the "Company") constitutes and appoints, jointly and severally, for him, in any and all capacities, the one or more
Registration Statements on the Form S-8 of the Company, and any and all amendments to said Form S-8, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.




                                                           /s/ Kerry D. Rea
                                                           _____________________

                                                               Kerry D. Rea







June 3, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of ELECTRIC LIGHTWAVE, INC., (the "Company") constitutes and appoints, jointly and severally, for him, in any and all capacities, the one or more
Registration Statements on the Form S-8 of the Company, and any and all amendments to said Form S-8, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.




                                                         /s/ Guenther E. Greiner
                                                         _______________________

                                                             Guenther E. Greiner







June 3, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of ELECTRIC LIGHTWAVE, INC., (the "Company") constitutes and appoints, jointly and severally, for him, in any and all capacities, the one or more
Registration Statements on the Form S-8 of the Company, and any and all amendments to said Form S-8, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.




                                                         /s/ David B. Sharkey
                                                         _______________________

                                                             David B. Sharkey







June 3, 1998

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of ELECTRIC LIGHTWAVE, INC., (the "Company") constitutes and appoints, jointly and severally, for him, in any and all capacities, the one or more
Registration Statements on the Form S-8 of the Company, and any and all amendments to said Form S-8, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.




                                                         /s/ Robert A. Stanger
                                                         _______________________

                                                             Robert A. Stanger







June 3, 1998

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of ELECTRIC LIGHTWAVE, INC., (the "Company") constitutes and appoints, jointly and severally, for him, in any and all capacities, the one or more
Registration Statements on the Form S-8 of the Company, and any and all amendments to said Form S-8, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.




                                                         /s/ Maggie Wilderotter
                                                         _______________________

                                                             Maggie Wilderotter







June 3, 1998